Exhibit 99.1

Prosperity Bancshares, Inc. ®

Revised Financial Highlights

(Dollars and share amounts in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	Dec 31, 2007	Dec 31, 2006	Dec 31, 2007	Dec 31, 2006
Selected Earnings and Per	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Share Data
Total interest income	$85,441	$62,893	$340,608	$231,739
Total interest expense	33,807	26,487	140,173	93,594

Net interest income	51,634	36,406	200,435	138,145
Provision for credit losses	120	144	760	504

Net interest income after provision for credit losses	51,514	36,262	199,675	137,641
Total non-interest income	13,248	8,241	52,923	33,982
Total non-interest expense	39,413	19,192	126,843	77,669

Net income before taxes	25,349	25,311	125,755	93,954
Provision for federal income taxes	8,268	8,709	41,604	32,229

Net income	$17,081	$16,602	$84,151	$61,725

Basic earnings per share	$0.39	$0.51	$1.96	$1.96
Diluted earnings per share	$0.38	$0.50	$1.94	$1.94
Period end shares outstanding	44,151	32,793	44,151	32,793
Weighted average shares outstanding (basic)	44,133	32,791	42,928	31,491
Weighted average shares outstanding (diluted)	44,420	33,199	43,310	31,893

Prosperity Bancshares, Inc.®

Revised Financial Highlights

(Dollars in thousands)

	Three Months Ended		Twelve Months Ended
	Dec 31, 2007	Dec 31, 2006	Dec 31, 2007	Dec 31, 2006
Income Statement Data	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Interest on loans	$61,682	$43,741	$247,600	$157,426
Interest on securities	22,446	18,034	89,467	72,632
Interest on federal funds sold and other earning assets	1,313	1,118	3,541	1,681

Total interest income	85,441	62,893	340,608	231,739

Interest expense—deposits	30,354	23,455	122,682	80,942
Interest expense—debentures	2,206	2,095	10,058	7,592
Interest expense—other	1,247	937	7,433	5,060

Total interest expense	33,807	26,487	140,173	93,594

Net interest income (B)	51,634	36,406	200,435	138,145
Provision for credit losses	120	144	760	504

Net interest income after provision for credit losses	51,514	36,262	199,675	137,641

Service charges on deposit accounts	11,029	6,769	40,937	27,379
Net gain on sale of assets	85	44	819	622
Brokered mortgage income	105	178	679	839
Net gain on sale of securities	28	0	86	0
Net gain on sale of held for sale loans	132	0	1,334	0
Other non-interest income	1,869	1,250	9,068	5,142

Total non-interest income	13,248	8,241	52,923	33,982

Salaries and benefits (C)	15,747	10,103	63,910	41,298
CDI amortization	2,620	1,253	9,917	4,869
Net occupancy and equipment	2,775	2,070	10,534	7,884
Depreciation	1,955	1,281	7,611	5,048
Data processing and software amortization	1,123	884	4,570	3,612
Impairment write down on securities	9,975	0	9,975	0
Other non-interest expense	5,218	3,601	20,326	14,958

Total non-interest expense	39,413	19,192	126,843	77,669
Net income before taxes	25,349	25,311	125,755	93,954
Federal income taxes	8,268	8,709	41,604	32,229

Net income available to common shareholders	$17,081	$16,602	$84,151	$61,725

(B)

Net interest income on a tax equivalent basis would be $52,467 and $36,891 for the three months ended December 31, 2007 and December 31, 2006, respectively, and $203,554 and $139,961 for the twelve months ended December 31, 2007 and December 31, 2006, respectively.

(C)

Salaries and benefits includes equity compensation expenses of $477 and $244 for the three months ended December 31, 2007 and December 31, 2006, respectively, and $1,968 and $850 for the twelve months ended December 31, 2007 and December 31, 2006, respectively.

Prosperity Bancshares, Inc.®

Revised Financial Highlights

(Dollars and share amounts in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	Dec 31, 2007	Dec 31, 2006	Dec 31, 2007	Dec 31, 2006
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Common Share and Other Data
Employees—FTE	1,359	908	1,359	908
Book value per share	$25.54	$20.26	$25.54	$20.26
Tangible book value per share	$7.42	$6.62	$7.42	$6.62
Period end shares outstanding	44,151	32,793	44,151	32,793
Weighted average shares outstanding (basic)	44,133	32,791	42,928	31,491
Weighted average shares outstanding (diluted)	44,420	33,199	43,310	31,893
Non-accrual loans	$1,035	$181	$1,035	$181
Accruing loans 90 or more days past due	4,092	767	4,092	767
Restructured loans	0	0	0	0

Total non-performing loans	5,127	948	5,127	948
Repossessed assets	56	32	56	32
Other real estate	10,207	140	10,207	140

Total non-performing assets	$15,390	$1,120	$15,390	$1,120
Allowance for credit losses at end of period	$32,543	$23,990	$32,543	$23,990
Net charge-offs	$3,113	$247	$5,593	$771
Basic earnings per share	$0.39	$0.51	$1.96	$1.96
Diluted earnings per share	$0.38	$0.50	$1.94	$1.94

Prosperity Bancshares, Inc.®

Revised Financial Highlights

	Three Months Ended		Twelve Months Ended
	Dec 31, 2007	Dec 31, 2006	Dec 31, 2007	Dec 31, 2006
Performance Ratios	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Return on average assets (annualized)	1.11%	1.47%	1.38%	1.44%
Return on average common equity (annualized)	6.09%	10.08%	8.09%	10.24%
Return on average tangible common equity (annualized)	28.73%	31.64%	32.34%	31.53%
Net interest margin (tax equivalent) (annualized)	4.12%	3.79%	4.06%	3.80%
Efficiency ratio (D)	45.45%	43.03%	46.29%	45.29%

Asset Quality Ratios
Non-performing assets to average earning assets	0.30%	0.03%	0.31%	0.03%
Non-performing assets to loans and other real estate	0.49%	0.05%	0.49%	0.05%
Net charge-offs to average loans	0.10%	0.01%	0.18%	0.04%
Allowance for credit losses to total loans	1.04%	1.10%	1.04%	1.10%

Common Stock Market Price
High	$35.07	$35.38	$37.11	$36.16
Low	$28.18	$32.54	$27.70	$28.50
Period end market price	$29.39	$34.51	$29.39	$34.51

(D)

Calculated by dividing total non-interest expense (excluding credit loss provisions and impairment write-down on securities) by net interest income plus non-interest income (excluding net gains and losses on the sale of securities and assets). Additionally, taxes are not part of this calculation.

Prosperity Bancshares, Inc.®

Revised Financial Highlights

(Dollars in thousands)

	Dec 31, 2007		Sept 30, 2007		June 30, 2007		Mar 31, 2007		Dec 31, 2006
Balance Sheet Data (at period end)	(Unaudited	)	(Unaudited	)	(Unaudited	)	(Unaudited	)	(Unaudited	)

Total loans	$3,142,971		$3,127,555		$3,181,176		$3,247,708		$2,176,507
Investment securities (E)	1,857,606		1,804,326		1,818,723		1,886,294		1,590,303
Federal funds sold and other earning assets	193,043		101,173		32,243		66,457		154,040

Total earning assets	5,193,620		5,033,054		5,032,142		5,200,459		3,920,850
Allowance for credit losses	(32,543)		(35,536)		(36,129)		(36,341)		(23,990)
Cash and due from banks	178,247		141,662		153,854		135,497		116,078
Goodwill	753,909		745,650		736,624		739,328		424,339
Core deposit intangibles	46,069		48,689		49,317		51,883		23,032
Other real estate	10,207		1,460		3,637		2,138		140
Fixed assets, net	120,044		120,794		120,810		118,287		63,057
Other assets	102,713		114,751		124,659		115,448		63,263

Total assets	$6,372,343		$6,170,524		$6,184,914		$6,326,699		$4,586,769

Non-Interest bearing deposits	$1,168,069		$1,165,089		$1,184,172		$1,188,741		$835,876
Interest bearing deposits	3,798,338		3,618,925		3,592,210		3,739,499		2,889,802

Total deposits	4,966,407		4,784,014		4,776,382		4,928,240		3,725,678
Securities sold under repurchase agreements	84,581		79,484		86,035		73,916		47,225
Federal funds purchased and other interest bearing liabilities	31,466		31,988		59,499		65,621		26,408
Junior subordinated debentures	112,885		112,885		120,617		145,360		100,519
Other liabilities	49,573		50,908		60,805		46,993		22,528

Total liabilities	5,244,912		5,059,279		5,103,338		5,260,130		3,922,358
Shareholders’ equity (F)	1,127,431		1,111,245		1,081,576		1,066,569		664,411

Total liabilities and equity	$6,372,343		$6,170,524		$6,184,914		$6,326,699		$4,586,769

(E)

Includes $2,180, ($2,924), ($5,111), ($2,435) and ($4,538) in unrealized gains (losses) on available for sale securities for the quarterly periods ending December 31, 2007, September 30, 2007 June 30, 2007, March 31, 2007 and December 31, 2006, respectively.

(F)

Includes $1,417, ($1,901), ($3,322), ($1,583) and ($2,950) in after tax unrealized gains (losses) on available for sale securities for the quarterly periods ending December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006, respectively.

Prosperity Bancshares, Inc.®

Revised Financial Highlights

	Three Months Ended
	Dec 31, 2007	Sept 30, 2007	June 30, 2007	Mar 31, 2007	Dec 31, 2006
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Comparative Quarterly Asset Quality, Performance & Capital Ratios

Return on average assets (annualized)	1.11%	1.53%	1.47%	1.40%	1.47%
Return on average common equity (annualized)	6.09%	8.67%	8.54%	8.71%	10.08%
Return on average tangible common equity (annualized)	28.73%	30.53%	32.04%	31.24%	31.64%
Net interest margin (tax equivalent) (annualized)	4.12%	4.07%	4.09%	3.93%	3.79%
Employees—FTE	1,359	1,369	1,408	1,432	908
Efficiency ratio	45.45%	46.41%	46.19%	47.23%	43.03%
Non-performing assets to average earning assets	0.30%	0.19%	0.22%	0.09%	0.03%
Non-performing assets to loans and other real estate	0.49%	0.30%	0.35%	0.13%	0.05%
Net charge-offs to average loans	0.10%	0.04%	0.02%	0.02%	0.01%
Allowance for credit losses to total loans	1.04%	1.14%	1.14%	1.12%	1.10%
Tier 1 risk-based capital	13.13%	13.03%	12.36%	12.08%	13.55%
Total risk-based capital	14.11%	14.11%	14.18%	13.13%	14.58%
Tier 1 leverage capital	8.09%	7.83%	7.57%	8.31%	7.76%
Tangible equity to tangible assets	5.88%	5.89%	5.48%	4.97%	5.24%
Equity to assets	17.69%	18.01%	17.49%	16.86%	14.49%